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Household Finance Corporation
HRSI Funding, Inc.                                        Dec-98
Household Private Label Credit Card Master Trust       20-Jan-99
II, Series 1994-2
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*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of
Principal Receivables)
   Payment Rate                                           8.657%
   Annualized Gross Cash Yield                           22.319%
   Annualized Default Rate                                8.902%
   Annualized Portfolio Yield                            13.417%

Delinquency status of accounts:
(Gross/Gross)
   30 - 59 days (Del Stat 1) ($)                   32,273,904.76
   30 - 59 days (Del Stat 1) (%)                           2.64%
   60 - 89 days (Del Stat 2) ($)                   20,530,081.74
   60 - 89 days (Del Stat 2) (%)                           1.68%
   90+ days (Del Stat 3+)($)                       78,915,333.58
   90+ days (Del Stat 3+)(%)                               6.46%
        Total ($)                                 131,719,320.08
        Total (%)                                         10.78%

Collections
   Principal (discount applied)                    80,098,659.81
   Finance Charge (discount applied)               21,609,705.14
   Other                                                    0.00
   Allocated Recoveries                               241,985.69
   Total                                          101,950,350.64

Aggregate Principal Shortfalls for Group 1                  0.00

Adjustment Payments                                         0.00
Transfer Deposit Amount                                     0.00

Charge-Off Activity
   Defaulted Receivables                            8,715,421.11
   Defaulted Receivables Repurchased Pursuant to            0.00
Article 2.07
   Defaulted Receivables Repurchased Pursuant to            0.00
Article 3.03
   Defaulted Amount                                 8,715,421.11

*** Reallocated Investor Finance Charge and
Administrative Collections ***

Reallocated Investor Finance Charge and             3,437,013.18
Administrative Collections
Investor Defaulted Amount                           1,341,733.48
Series Adjusted Portfolio Yield                          13.901%

*** Class A Invested Percentage Allocations ***

Class A Invested Percentage                          75.5602094%
Fixed Class A Invested Percentage                    82.0000000%

Class A Monthly Interest (Due) [Section 4.08(a)]      777,291.67
Overdue Class A Monthly Interest (Due) [Section             0.00
4.08(a)]
Class A Additional Interest (Due) [Section                  0.00
4.08(a)]
Overdue Class A Additional Interest (Due)                   0.00
[Section 4.08(a)]
Class A Investor Default Amount                     1,013,816.63
Allocable Servicing Fee (Due) [Section 3]             301,452.02
Previously unpaid Allocable Servicing Fee                   0.00

Class A Required Amount [Section 4.10 (a)]                  0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req.               0.00
Amount [Section 4.13(a)]
     From Cash Collateral Account Withdrawls                0.00
[Section 4.14(b)]
     From Subordinated Principal Collections                0.00
[Section 4.15(a)]
     Total ("Funded Class A Required Amount")               0.00

Class A Invested Percentage of Reallocated FC&A     2,597,014.36
[Section 4.11(a)]
Amount that constitutes Excess FC&A [Section          504,454.04
4.11(a)(iv)]
Funded Class A Required Amount                              0.00
Excess Reallocated FC&A to cover previously                 0.00
unpaid Allocated Servicing Fee [Section 4.13(g)]
Total Available for Class A Invested Percentage     2,092,560.32
Allocations

Class A Monthly Interest (Paid)                       777,291.67
Overdue Class A Monthly Interest (Paid)                     0.00
Class A Additional Interest (Paid)                          0.00
Overdue Class A Additional Interest (Paid)                  0.00
Reimb. of Class A Investor Default Amount (Paid)    1,013,816.63
Allocable Servicing Fee (Paid)                        301,452.02
Previously unpaid Allocable Servicing Fee (Paid)            0.00

Class A Interest Shortfall                                  0.00
Class A Additional Interest Shortfall                       0.00
                                                           0.00%
*** Class B Invested Percentage Allocations ***

Class B Invested Percentage                          12.4397906%
Fixed Class B Invested Percentage                     6.0000000%

Class B Monthly Interest (Due) [Section 4.08(b)]      150,000.00
Overdue Class B Monthly Interest (Due) [Section             0.00
4.08(b)]
Class B Additional Interest (Due) [Section                  0.00
4.08(b)]
Overdue Class B Additional Interest (Due)                   0.00
[Section 4.08(b)]
Class B Investor Default Amount                       166,908.83

Excess current or overdue Class B Monthly
Interest,
  Class B Additional Interest or the cumulative             0.00
Excess Interest
Funding of Excess current or overdue Class B
Monthly Interest,
  Class B Additional Interest or the cumulative
Excess Interest:
     From Excess Reallocated FC&A [Section                  0.00
4.13(c)]
     From Cash Collateral Account Withdrawl                 0.00
[Section 4.14(b)]
     From Subordinated Principal Collections                0.00
allocable to the Collateral Invested Amount
[Section 4.15(b)]
     Total Funded                                           0.00

Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section            166,908.83
4.13(d)]
     From Cash Collateral Account Withdrawl                 0.00
[Section 4.14(b)]
     From Subordinated Principal Collections                0.00
allocable to the Collateral Invested Amount
[Section 4.15(b)]
     Total Funded                                     166,908.83
                                                               0
Class B Invested Percentage of Reallocated FC&A       427,557.24
[Section 4.11(b)]
Amount that constitutes Excess FC&A [Section          277,557.24
4.11(b)(ii)]
Funded Excess current or overdue Class B Monthly
Interest,
  Class B Additional Interest or the cumulative             0.00
Excess Interest:
Funded Class B Default Amount                         166,908.83
Total Available for Class B Floating Allocations      316,908.83

Class B Monthly Interest (Paid)                       150,000.00
Overdue Class B Monthly Interest (Paid)                     0.00
Class B Additional Interest (Paid)                          0.00
Overdue Class B Additional Interest (Paid)                  0.00
Reimbursement Class B Investor Default Amount         166,908.83
(Paid)

Class B Interest Shortfall                                  0.00
Class B Addtional Interest Shortfall                        0.00

*** Collateral Invested Percentage Allocations
***

Collateral Invested Percentage                       12.0000000%
Fixed Collateral Invested Percentage                 12.0000000%

Collateral Monthly Interest (Due) [Section            105,926.84
4.08(c)]
Overdue Collateral Monthly Interest (Due)                   0.00
[Section 4.08(c)]
Collateral Additional Interest (Due) [Section               0.00
4.08(c)]
Overdue Collateral Additional Interest (Due)                0.00
[Section 4.08(c)]
Collateral Investor Default Amount                    161,008.02

Collateral Invested Percentage of Reallocated         412,441.58
FC&A [Section 4.11(b-1)]
Amount that constitutes Excess FC&A [Section          412,441.58
4.11(b-1)]
From Excess Reallocated FC&A to Fund Collateral       266,934.86
Investor Default Amount [Section 4.13(h)]
Total Available for Collateral Invested               266,934.86
Percentage Allocations

Collateral Monthly Interest (Paid)                    105,926.84
Overdue Collateral Monthly Interest (Paid)                  0.00
Collateral Additional Interest (Paid)                       0.00
Overdue Collateral Additional Interest (Paid)               0.00
Reimbursement of Collateral Default Amount            161,008.02
(Paid)

Collateral Interest Shortfall                               0.00
Collateral Additional Interest Shortfall                    0.00

Series 1994-2 Monthly Interest
    Collateral Rate Cap                               9.2344086%
    Collateral Monthly Interest (Subject to           105,926.84
Collat. Rate Cap)
    Series 1994-2 Monthly Interest                  1,033,218.51

*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section        504,454.04
4.11(a)(iv)]
      Excess Class B Reallocated FC&A [Section        277,557.24
4.11(b)(ii)]
      Excess Collateral Interest Reallocated          412,441.58
FC&A [Section 4.11(b-1)]
         Total                                      1,194,452.86
  Uses of Excess Reallocated FC&A Collections
[Section 4.13]
    Allocated to Class A Required Amount                    0.00
[Section 4.13(a)]
    Allocated to reimburse Class A Investor                 0.00
Charge-Offs [Section 4.13(b)]
    Allocated to pay current or overdue Class B
Monthly
        Interest, Class B Additional Interest or
the Cumulative
        Excess Interest Amount [Section 4.13(c)]            0.00
    Allocated to fund the Class B Investor            166,908.83
Default Amount [Section 4.13(d)]
    Allocated to reimburse Class B Invested                 0.00
Amount reductions [Section 4.13(e)]
    Allocated to Collateral Monthly Interest          105,926.84
[Section 4.13(f)]
    Allocated to unpaid Allocated Servicing Fee             0.00
from previous periods [Section 4.13(g)]
    Allocated to fund the Collateral Default          161,008.02
Amount [Section 4.13(h)]
    Allocated to reimburse Collateral Invested              0.00
Amount reductions [Section 4.13(i)]
    Allocated to the Cash Collateral Account                0.00
[Section 4.13(j)]
    Allocated pursuant to the Collateral              760,609.17
Agreement [Section 4.13(k)]

Subordinated Principal Collections [Section         6,248,307.98
4.15]
   Allocated to Class A Required Amount [Section            0.00
4.15(a)]
   Allocated to pay current or overdue Class B
Monthly
        Interest, Class B Additional Interest or
the Cumulative
        Excess Interest Amount [Section 4.15(b)]            0.00
    Allocated to fund the Class B Investor                  0.00
Default Amount [Section 4.15(c)]


*** Amortization Allocations ***

Accumulation Period Determination
    Required Aggregate Accumulation Amount         20,000,000.00
    Accumulation Period Amount                              0.00
    Accumulation Period Length                              2.00
         Accumulation Period?                                 NO
Amortization Events
   Three Month Average Series Adjusted Portfolio   Not Triggered
Yield Test
   Other Amortization Events                       Not Triggered
Transaction Period                                  Cont. Amort.

Principal Allocation Percentage                      96.6261298%

Available Investor Principal Collections
     Investor Principal Collections                23,678,917.52
     Subordinated Principal Collections                     0.00
     Series Allocable Miscellaneous Payments                0.00
     Series 1994-2 Excess Principal Collections             0.00
     [Subordinated Series Reallocated Principal             0.00
Collections]
  Available Investor Principal Collections         23,678,917.52

Collateral Principal Collections                    3,228,943.30

Class A Controlled Amortization Amount             17,083,333.33
Class A Controlled Distribution Amount             17,083,333.33
Class A Monthly Principal (Due) [Section           17,083,333.33
4.09(a)]
Class A Monthly Principal (Paid)                   17,083,333.33
Class A Deficit Controlled Amortization Amount              0.00

Total Available to Pay Class B Monthly Principal   27,494,982.04
Class B Controlled Amortization Amount                      0.00
Class B Controlled Distribution Amount                      0.00
Class B Monthly Principal (Due) [Section                    0.00
4.09(b)]
Class B Monthly Principal (Paid)                            0.00
Class B Deficit Controlled Amortization Amount              0.00

Available Investor Prin. Collecions (after          6,595,584.19
paying A &B)

Collateral Monthly Principal (Due) [Section         2,329,545.45
4.09(c)]
Collateral Monthly Principal (Paid)                 2,329,545.45

Series 1994-2 Principal Shortfall                           0.00
Trust Excess Principal Collections                  7,494,982.04


*** Funding Accounts ***

Principal Funding Account deposit                           0.00
Withdraw of Funded Deficit Controlled                       0.00
Amortization Amount
Withdraw of Excess (Paid to Seller)                         0.00
Principal Funding Account Balance                  20,000,000.00

Funded Deficit Controlled Amortization Amount               0.00

[ Class B Principal Funding Account deposits                0.00
 Principal Distributed to Class B                           0.00
Certificateholders
 Class B Principal Funding Account Balance                   N/A

 Class A Interest Payment/Deposit
   from Collection Account                            777,291.67
   from Principal Funding Account                           0.00
   Paid to Class A Certificateholders                 777,291.67
   Interest Funding Account Balance                         0.00

 Class B Interest Payment/Deposit
   from Collection Account                            150,000.00
   from Principal Funding Account                           0.00
   Paid to Class B Certificateholders                 150,000.00
   Interest Funding Account Balance]                        0.00

Class A Investor Charge-Offs                                0.00
Reimbursement of Class A Investor Charge-Offs               0.00
Cumulative Unreimbursed Class A Investor Charge-            0.00
Offs

Reduction of Class B Invested Amount (Other than            0.00
Class B ICO)
Class B Investor Charge-Offs                                0.00
Reimbursement of Class B Investor Charge-Offs               0.00
Cumulative Unreimbursed Class B Investor Charge-            0.00
Offs and Reductions

Reduction of the Collateral Invested Amount                 0.00
(Other than Collateral CO)
Collateral Charge-Offs                                      0.00
Reimbursement of Collateral Invested Amount                 0.00
reductions
Cumulative Unreimbursed Collateral Invested                 0.00
Amount Reductions
Previous month's ending Collateral Invested        19,375,000.00
Amount
Current Month's ending Collateral Invested         17,045,454.55
Amount

Unpaid current Allocated Servicing Fee                      0.00
Reimbursement of unpaid Allocated Servicing Fee             0.00
Cumulative unreimbursed unpaid Allocated Serving            0.00
Fee

Total Distributions to Class A, B, CIA             21,787,830.77
(principal and interest and defaults)

*** Receivables Outstanding & Invested Amounts
***

Principal Receivables outstanding [Last Month]   1,174,874,748.53
Average Principal outstanding based upon         1,174,874,748.53
additional accounts
Principal Receivables outstanding [End of Month] 1,113,504,962.42
Finance Charge and Administrative Receivables     108,860,939.54
outstanding

Class A Invested Amount                           102,500,000.02
Class B Invested Amount                            22,500,000.00
Collateral Invested Amount                         17,045,454.55
Invested Amount                                   142,045,454.57

Series Adjusted Invested Amount                   375,000,000.00
    Revolving or Accumulation Period              375,000,000.00
    Controlled Amortization  Period               375,000,000.00
        Seller Specified Numerator                          0.00
        125% Amount                                         0.00
    Early Amortization  Period                               N/A

Series Required Seller Amount                      37,500,000.00
Required Collateral Amount                         17,045,454.55
Available Collateral Amount                        17,045,454.55

Class A Certificate Balance                       102,500,000.02
Class B Certificate Balance                        22,500,000.00


*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]
   Begin Balance                                            0.00
   Deposit of Excess Collections                            0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                           0.00
      To reimburse Class A Investor Charge-Offs             0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest
or the Cumulative
          Excess Interest Amount                            0.00
      To fund the Class B Investor Default                  0.00
Amount
      To reimburse Class B Invested Amount                  0.00
reductions
             Total                                          0.00
   Deposit of Collateral Monthly Principal          2,329,545.45
   Net Available                                    2,329,545.45
   Required Cash Collateral Amount                          0.00
   Collateral Surplus                               2,329,545.45
   Cash Collateral Account Surplus                  2,329,545.45
   End Balance                                              0.00

Collateral Surplus (Prime)                                (0.00)
Cash Collateral Account Surplus (Prime)                   (0.00)